UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21936

SPECIAL VALUE CONTINUATION FUND, LLC
(Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Address of Principal Executive Offices) (Zip Code)

JEEVAN B. GORE, SECRETARY
SPECIAL VALUE CONTINUATION FUND, LLC
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA 90405
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: DECEMBER 31, 2006

Date of reporting period: DECEMBER 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Shareholder Report

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)
December 31, 2006

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Annual Shareholder Report

December 31, 2006

Contents

Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm	2
Consolidated Statement of Assets and Liabilities	3
Consolidated Statement of Investments	4
Consolidated Statement of Operations	8
Consolidated Statement of Changes in Net Assets	9
Consolidated Statement of Cash Flows	10
Notes to Consolidated Financial Statements	11

Supplemental Information (Unaudited)

Consolidated Portfolio Asset Allocation	28
Consolidating Statement of Assets and Liabilities	29
Consolidating Statement of Operations	30
Directors and Officer	31
Supplemental Tax Information	35
Approval of Investment Management Agreement	36

Special Value Continuation Fund, LLC (the “Company”) files a schedule of its investment in Special Value Continuation Partners, LP (the “Partnership”) with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Investments listed in the Consolidated Statement of Investments are held by the Partnership, which also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of the Company and the Partnership are available on the SEC’s website at http://www.sec.gov. The Forms N-Q of the Company and the Partnership may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the proxy voting guidelines of the Company and the Partnership and information regarding how the Company and the Partnership voted proxies relating to portfolio securities during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the advisor of the Company and the Partnership, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Special Value Continuation Fund, LLC

We have audited the accompanying consolidated statement of assets and liabilities of Special Value Continuation Fund, LLC (a Delaware Limited Liability Company) (the Company), including the consolidated statement of investments, as of December 31, 2006, and the related consolidated statements of operations, changes in net assets, and cash flows, and the financial highlights, for the period from July 31, 2006 (Inception) to December 31, 2006. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Special Value Continuation Fund, LLC (a Delaware Limited Liability Company) at December 31, 2006, the consolidated results of its operations, changes in its net assets and its cash flows, and the financial highlights for the period from July 31, 2006 (Inception) to December 31, 2006, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

February 27, 2007

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Assets and Liabilities

December 31, 2006

	Cost	Fair Value
Assets
Investments in securities of unaffiliated issuers
Debt securities	$287,645,146	$312,763,886
Equity securities	10,003,875	8,580,824
Total investments in securities of unaffiliated issuers	297,649,021	321,344,710

Investments in securities of affiliates
Debt securities	172,846,669	177,095,876
Equity securities	97,279,517	156,190,948
Total investments in securities of affiliates	270,126,186	333,286,824

Total investments	567,775,207	654,631,534

Cash and cash equivalents		195,414,963
Receivable for investment securities sold		8,999,175
Accrued interest income on securities of unaffiliated issuers		5,533,085
Accrued interest income on securities of affiliates		4,087,633
Deferred debt issuance costs		3,376,320
Prepaid expenses and other assets		373,772
Total assets		872,416,482

Liabilities
Credit facility payable		266,000,000
Distributions payable to common shareholders		14,400,000
Distributions payable to minority interestholder		3,600,000
Interest payable		2,645,618
Unrealized loss on derivative instruments (Note 2)		915,528
Management and advisory fees payable		690,599
Director fees payable		39,250
Accrued expenses and other liabilities		344,775
Total liabilities		288,635,770

Preferred Stock
Series Z; $500/share liquidation preference; 400 shares authorized, 47 shares
issued and outstanding		23,500
Accumulated dividends on Series Z preferred stock		767
Total Series Z preferred stock		24,267

Preferred limited partnership interest
Series A preferred limited partnership interest in Special Value Continuation Partners, LP;
$20,000/interest liquidation preference; 6,700 interests authorized, issued and outstanding		134,000,000
Accumulated distributions on Series A preferred limited partnership interests		2,087,202
Total preferred limited partnership interest		136,087,202

Minority Interest
General partnership interest in Special Value Continuation Partners, LP		13,576,334

Net assets applicable to common shareholders		$434,092,909

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized, 418,955.777
shares issued and outstanding		$419
Paid-in capital in excess of par, net of contributed unrealized gains		361,346,390
Accumulated net investment income		2,466,286
Accumulated net realized gain on investments		—
Accumulated net unrealized gain on investments		85,944,117
Accumulated distributions to minority interestholders		(13,576,334)
Accumulated distributions to Series A preferred limited partnership interestholders		(2,087,202)
Accumulated dividends to Series Z preferred shareholders		(767)
Net assets applicable to common shareholders		$434,092,909

Common stock, NAV per share		$1,036.13

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments

December 31, 2006

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Security	Amount	Value	Investments

Debt Securities (57.64%)
Bank Debt (44.19%) (1)
Automobiles (3.05%)
EaglePicher Holdings Inc., 3rd Lien Term Loan, LIBOR + 12.5%, due 12/30/11 (Acquired 12/30/05, Amortized Cost $25,635,246) (2)	$25,635,246	$25,891,599	3.05%

Diversified/Conglomerate Manufacturing (2.98%)
Celerity, Inc. Senior Secured Notes, LIBOR + 8%, due 12/23/08 (Acquired 12/23/04 and 2/2/06, Amortized Cost $25,087,417) (2)	$25,087,417	25,338,291	2.98%

Ecological (4.22%)
ESP Holdings, Inc. 2nd Lien Term Loan, LIBOR + 10%, due 12/12/10 (Acquired 12/11/03, 12/12/03, 12/16/03, 3/3/04, 3/25/04 and 12/1/04, Amortized Cost $35,847,669)	$35,689,500	35,867,947	4.22%

Personal, Food and Miscellaneous Services (6.16%)
Information Resources, Inc. Series B Notes, LIBOR + 7.42%, due 12/12/08 (Acquired 12/12/03, Amortized Cost $50,218,831) (2)	$50,809,553	52,333,840	6.16%

Personal Transportation (6.93%)
Delta Airlines, Inc. 1st Preferred Mortgage Term Loan, 15.1625%, due 6/25/11 (Acquired 11/24/03 and 12/13/04, Amortized Cost $52,024,047)	$52,028,796	56,711,388	6.67%
Delta Airlines, Inc. 1st Preferred Mortgage Term Loan, 7%, due 11/25/07 (Acquired 2/27/06, Amortized Cost $2,013,175)	$2,003,159	2,183,443	0.26%
Total Personal Transportation		58,894,831

Telecommunications (15.83%)
Casema Mezzanine Term Loan, EURIBOR+4.5% Cash + 4.75% PIK, due 9/12/06 (Acquired 10/3/06, Amortized Cost of $12,120,881) - (Netherlands) (9)	€20,349,000	13,237,602	1.56%
Integra Telecom, Inc. 2nd Lien Senior Secured Term Loan, LIBOR + 7% Cash + 4% PIK, due 7/31/12 (Acquired 8/3/06, Amortized Cost $26,359,987)	$27,669,416	29,329,581	3.45%
Interstate Fibernet, Inc. 1st Lien Senior Secured Note, LIBOR + 8% Cash + 0.5% PIK, due 7/25/09 (Acquired 7/26/05, Amortized Cost $39,723,192) (2)	$39,723,192	40,964,542	4.82%
Interstate Fibernet, Inc. 3rd Lien Senior Secured Note, LIBOR + 7.5% Cash + 4.5% PIK, due 9/25/09 (Acquired 7/26/05 and 3/28/06, Amortized Cost $18,854,990) (2)	$20,951,463	20,113,404	2.37%
Wild Blue Communications, Inc. 1st Lien Delayed Draw Term Loan, LIBOR + 2.5% Cash + 7.5% PIK, due 4/9/07 (Acquired 9/29/06, Amortized Cost $19,431,013)	$19,252,562	19,380,919	2.28%
Wild Blue Communications, Inc. 2nd Lien Delayed Draw Term Loan, LIBOR + 5% Cash + 4.5% PIK, due 8/15/11 (Acquired 9/29/06, Amortized Cost $11,116,896)	$21,483,820	11,518,756	1.35%
Total Telecommunications		134,544,804

Utilities (3.24%)
La Paloma Generating Co. Residual Bank Debt (Acquired 2/2/05, 3/18/05, and 5/6/05, Cost $2,721,534) (3)	$23,218,324	2,101,825	0.25%
Mach Gen, LLC Bank Debt (Acquired 8/17/05, 11/9/05, 12/14/05, and 12/19/05, Cost $17,880,836) (3)	$15,513,372	25,416,068	2.99%
Total Utilities		27,517,893

Miscellaneous Securities (1.78%) (4)	$15,000,000	15,150,000	1.78%

Total Bank Debt Securities (cost $353,585,716)		375,539,205

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2006

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Security	or Shares	Value	Investments
Corporate Debt Securities (13.45%)
Containers, Packaging and Glass (3.02%)
Pliant Corp. Senior Secured Notes, 11.125%, due 9/1/09	$26,131,000	$25,412,397	2.99%
Pliant Corp. Notes, 13%, due 7/15/10	$490,000	269,500	0.03%
Total Containers, Packaging and Glass		25,681,897

Diversified/Conglomerate Manufacturing (1.46%)
International Wire Group Senior Secured Notes, 10%, due 10/15/11 (2), (5)	$12,240,000	12,454,200	1.46%

Leisure, Amusement, Motion Pictures and Entertainment (7.20%)
Bally Total Fitness Holdings, Inc. Senior Sub. Notes, 9.875%, due 10/15/07	$66,136,000	61,175,800	7.20%

Miscellaneous Securities (1.77%) (4)	$37,478,000	15,008,660	1.77%

Total Corporate Debt Securities (cost $106,906,099)		114,320,557

Total Debt Securities (cost $460,491,815)		489,859,762

Equity Securities (19.37%)
Aerospace and Defense (0.15%)
Pemco Aviation Group, Inc. Common Stock (3)	164,636	1,282,514	0.15%

Automobiles (3.34%)
EaglePicher Holdings Inc. Common Stock
(Acquired 3/9/05, Cost $24,285,461) (2), (3), (5), (6)	1,312,720	28,381,006	3.34%

Containers, Packaging and Glass (0.20%)
Pliant Corporation Common Stock (3)	422	422	0.00%
Pliant Corporation 13% Preferred Stock	3,722,000	1,681,953	0.20%
Total Containers, Packaging and Glass		1,682,375

Diversified/Conglomerate Manufacturing (5.60%)
Celerity Holding Co., Inc. Common Stock
(Acquired 12/23/04, 9/8/05 and 2/1/06, Cost $12,135,924) (2), (3), (5), (6)	2,427,185	13,713,594	1.61%
International Wire Group, Inc. Common Stock (2), (3), (5), (6)	1,979,441	33,749,469	3.97%
Kinetics Holdings, LLC Units (Acquired 1/7/05, Cost $2,587,349) (3), (5)	3,384,000	169,200	0.02%
Total Diversified/Conglomerate Manufacturing		47,632,263

Diversified/Conglomerate Service (2.28%)
Anacomp, Inc. Common Stock (2), (3), (5), (6)	1,253,969	19,423,980	2.28%

Ecological (0.04%)
ESP Holdings, Inc. Common Stock
(Acquired 12/9/02 and 12/10/02, Cost $0) (3), (5)	45,633	315,780	0.04%

Leisure, Amusement, Motion Pictures and Entertainment (0.19%)
Bally Total Fitness Holdings, Inc. Restricted Common Stock
(Acquired 8/24/05 and 4/3/06, Cost $1,975,458) (3), (5), (7)	899,513	1,652,855	0.19%
Bally Total Fitness Holdings, Inc. Common Stock (3)	4,921	12,057	0.00%
Total Leisure, Amusement, Motion Pictures and Entertainment		1,664,912

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2006

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Security	or Shares	Value	Investments

Equity Securities (continued)
Personal, Food and Miscellaneous Services (6.55%)
Immediate FX Holdings, Inc. Class A Common Stock
(Acquired 2/24/06, Cost $1,239,263) (2), (3), (6)	1,239,263	$1,239,263	0.15%
Information Resources, Inc. Series A Restricted Preferred Stock
(Acquired 11/10/04, Cost $1,113,724) (2), (3), (5), (6)	8,334,074	27,877,478	3.28%
Information Resources, Inc. Series A Preferred Stock
(Acquired 11/10/04, Cost $1,058,600) (2), (3), (6)	7,921,579	26,497,683	3.12%
Total Personal, Food and Miscellaneous Services		55,614,424

Telecommunications (1.02%)
Integra Telecom, Inc., Warrants to purchase various Common and Preferred Stock
(Acquired 7/31/06, Cost $820,222) (3)	2,452,565	3,099,434	0.36%
Interstate Fibernet, Inc. Warrants for Convertible Preferred Stock
(Acquired 7/26/05 and 7/28/06, Cost $1,722,806) (2), (3), (6)	2,507,941	5,308,475	0.62%
Wild Blue Communications, Inc. Non-Voting Warrants (Acquired 10/23/06, $356,344) (3), (5)	833,202	366,609	0.04%
Total Telecommunications		8,774,518

Utilities (0.00%)
Mach Gen, LLC Common Units
(Acquired 8/17/05, 11/9/05, 12/14/05 and 12/19/05, Cost $0) (3), (5), (8)	1,189	—	0.00%
Mach Gen, LLC Preferred Units
(Acquired 8/17/05, 11/9/05, 12/14/05 and 12/19/05, Cost $0) (3), (5), (8)	4,661	—	0.00%
Total Utilities		—

Total Equity Securities (cost $107,283,392)		164,771,772

Total Investment in Securities (cost $567,775,207)		654,631,534

Cash and Cash Equivalents (22.99%)
Abbey National of North America Commercial Paper, 5.26%, due 1/4/07	$40,000,000	39,918,178	4.70%
Bear Stearns Commercial Paper, 5.26%, due 1/4/07	$12,250,000	12,207,043	1.44%
Bear Stearns Commercial Paper, 5.25%, due 2/13/07	$21,000,000	20,853,000	2.45%
Citigroup Commercial Paper, 5.28%, due 1/2/07	$1,500,000	1,499,120	0.18%
Citigroup Commercial Paper, 5.29%, due 1/4/07	$1,000,000	997,943	0.12%
Citigroup Commercial Paper, 5.27%, due 1/22/07	$35,000,000	34,841,168	4.10%
Toyota Motor Credit Commercial Paper, 5.26%, due 1/22/07	$40,000,000	39,812,978	4.68%
UBS Finance Commercial Paper, 5.265%, due 1/22/07	$30,000,000	29,863,988	3.51%
Union Bank of California Certificate of Deposit, 5.28%, due 1/9/07	$8,750,000	8,750,000	1.03%
Union Bank of California Certificate of Deposit, 5.29%, due 1/26/07	$5,000,000	5,000,000	0.59%
Wells Fargo Bank Overnight REPO	$544,016	544,016	0.06%
Cash Held on Account at Various Institutions	$1,127,529	1,127,529	0.13%
Total Cash and Cash Equivalents (10)		195,414,963

Total Cash and Investments in Securities		$850,046,497	100.00%

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Investments (Continued)

December 31, 2006

Notes to Statement of Investments:

(1)
Certain investments in bank debt may be considered to be subject to contractual restrictions, and such investments are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally limited to commercial lenders or accredited investors and often require approval of the agent or borrower.

(2)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).

(3)	Non-income producing security.

(4)	Miscellaneous Securities are comprised of certain unrestricted security positions that have not previously been publicly disclosed.

(5)	Restricted security.

(6)	Investment is not a controlling position.

(7)
Registration of this issue of restricted stock may be forced by a majority of the eligible holders of the issue by written notice to the issuer once the issuer becomes eligible to use a short form registration statement on Form S-3.

(8)	The Mach Gen common and preferred units are nondetachable from the Mach Gen bank debt listed above, and therefore may be considered to be subject to the same contractual restrictions.

(9)	Principal amount denominated in Euros. Amortized cost and fair value converted from Euros to US dollars.

(10)	Cash and cash equivalents includes $27 million segregated for certain unfunded commitments.

Aggregate purchases and aggregate sales of investment securities, other than Government securities, totaled $112,339,174 and $147,892,017, respectively. Aggregate purchases includes securities received as payment in-kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities as of December 31, 2006 was $540,141,059, or 63.54% of total cash and investments of the Company.

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Operations

Period from July 31, 2006 (Inception) to December 31, 2006

Investment income
Interest income from investments in securities of unaffiliated issuers	$17,769,267
Interest income from investments in affiliates	10,664,450
Accretion of market discount	737,253
Income from original issue discount	55,017
Other income - affiliates	4,364
Total interest and related investment income	29,230,351

Operating expenses
Interest expense	4,131,483
Management and advisory fees	3,452,995
Legal fees, professional fees and due diligence expenses	524,485
Organizational cost expenses	340,663
Amortization of deferred debt issuance costs	149,607
Commitment fees	81,150
Insurance expense	96,330
Director fees	68,746
Other operating expenses	217,284
Total expenses	9,062,743

Net investment income	20,167,608

Net realized and unrealized gain on investments
Net realized gain from:
Investments in securities of unaffiliated issuers	7,225,497
Investments in securities of affiliated issuers	290,966
Net realized gain on investments	7,516,463

Change in net unrealized appreciation on investments
Net unrealized appreciation, beginning of period	67,371,951
Net unrealized appreciation, end of period	85,944,117
Net change in unrealized appreciation on investments	18,572,166
Net realized and unrealized gain on investments	26,088,629

Net change in accumulated dividends to Series Z preferred shareholders	(767)
Net change in accumulated distributions to Series A preferred
limited partnership interestholders	(2,087,202)
Distributions to Series A preferred limited partnership interestholders	(1,417,785)

Net change in accumulated distributions to minority interestholder	(3,813,351)
Distributions to minority interestholder	(4,760,000)

Net increase in net assets applicable to common shareholders
resulting from operations	$34,177,132

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Changes in Net Assets

Period from July 31, 2006 (Inception) to December 31, 2006

Net assets applicable to common shareholders, beginning of period	$—

Common shareholder contributions (including contributed securities	418,955,777
with unrealized gain of $57,608,968)
Net investment income	20,167,608
Net realized gain on investments	7,516,463
Net change in unrealized appreciation on investments	18,572,166
Net change in accumulated dividends to Series Z preferred shareholders	(767)
Distributions to Series A preferred limited partnership interestholders from:
Net investment income	(995,197)
Net realized gain on investments	(422,588)
Net change in accumulated distributions to Series A preferred limited
partnership interestholders	(2,087,202)
Distributions to minority interestholder from:
Net investment income	(3,341,225)
Net realized gain on investments	(1,418,775)
Net change in accumulated distributions to minority interestholder	(3,813,351)

Net increase in net assets applicable to common shareholders resulting
from operations	34,177,132

Dividends to common shareholders from:
Net investment income	(13,364,900)
Net realized gain on investments	(5,675,100)
Total dividends to common shareholders	(19,040,000)

Net assets applicable to common shareholders, end of period	$434,092,909

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Statement of Cash Flows

Period from July 31, 2006 (Inception) to December 31, 2006

Operating activities
Net increase in net assets applicable to common limited and general partners
resulting from operations	$34,177,132
Adjustments to reconcile net increase in net assets applicable to common limited and general partners resulting from operations to net cash provided by operating activities:
Net realized gain on investments	(7,516,463)
Net change in unrealized appreciation on investments	(18,572,166)
Distributions paid to Series A preferred limited partnership interestholders	1,417,785
Increase in accumulated distributions to Series A preferred limited partnership interestholders	2,087,202
Increase in accumulated dividends to Series Z preferred shareholders	767
Distributions paid to minority interestholder	1,160,000
Increase in accumulated distributions to minority interestholder	3,813,351
Income from original issue discount	(55,017)
Accretion of market discount	(737,253)
Income from paid in-kind capitalization and other non-cash income	(4,433,192)
Amortization of deferred debt issuance costs	149,607
Changes in assets and liabilities:
Purchases of investment securities	(112,339,174)
Proceeds from sales, maturities and paydowns of investment securities	147,892,017
Increase in receivable for investment securities sold	(6,695,156)
Increase in accrued interest income on securities of affiliates	(1,443,093)
Decrease in accrued interest income on securities of unaffiliated issuers	1,916,492
Decrease in prepaid expenses and other assets	467,496
Decrease in payable for investment securities purchased	(12,824,907)
Decrease in interest payable	(5,122,382)
Decrease in accrued expenses and other liabilities	(280,232)
Increase in distributions payable to minority interestholder	3,600,000
Increase in management and advisory fees payable	690,599
Increase in director fees payable	39,250
Net cash provided by operating activities	27,392,663

Financing activities
Payments for liabilities assumed from Special Value Absolute Return Fund, LLC
and Special Value Bond Fund II, LLC	(281,610,000)
Proceeds from cash contributions in exchange for common limited partnership interests
by Special Value Absolute Return Fund, LLC and Special Value Bond Fund II, LLC	60,352,512
Proceeds from draws on credit facility	422,000,000
Principal repayments on credit facility	(156,000,000)
Proceeds from issuance of Series Z preferred shares	23,500
Proceeds from issuance of Series A preferred limited partnership interests in
Special Value Continuation Partners, LP	134,000,000
Payments for debt issuance costs	(3,525,927)
Distributions paid to Series A preferred limited partnership interestholders	(1,417,785)
Distributions paid to minority interestholder	(1,160,000)
Dividends paid to common shareholders	(4,640,000)
Net cash provided by financing activities	168,022,300

Net increase in cash and cash equivalents	195,414,963
Cash and cash equivalents at beginning of period	—
Cash and cash equivalents at end of period	$195,414,963

Non-cash financing activities
Investment securities of $657,954,757 contributed in exchange for common limited partnership interests by Special Value Absolute Return Fund , LLC and Special Value
Bond Fund II, LLC, less $9,762,983 contributed by minority interestholder, and
net of $7,978,510 of net liabilities assumed	$640,213,264

See accompanying notes.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

December 31, 2006

1. Organization and Nature of Operations

Special Value Continuation Fund, LLC (the “Company“), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company was established for the purpose of enabling qualified investors to participate indirectly in the investment objectives of Special Value Continuation Partners, LP, a Delaware limited partnership (the “Partnership”), of which the Company owns 100% of the common limited partnership interests. The Partnership is also registered as a nondiversified, closed-end management investment company under the 1940 Act. The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to achieve high total returns while minimizing losses.

On July 31, 2006, Special Value Bond Fund II, LLC and Special Value Absolute Return Fund, LLC (the “Predecessor Funds” or “SVBFII” and “SVAR”, respectively) contributed 76.5% and 92.7%, respectively, of their assets totaling $428,718,759 to the Partnership in exchange for 100% of the common limited partnership interests and general partnership interests in a non-taxable transaction. SVBFII contributed assets consisting of investment securities of $176,190,903 (including unrealized appreciation of $12,780,545), cash of $32,633,751 and liabilities over other assets of $115,220,209. SVAR contributed assets consisting of investment securities of $481,763,854 (including unrealized appreciation of $54,591,406), cash of $27,718,761 and liabilities over other assets of $174,368,301. SVBFII and SVAR then contributed their common limited partnership interests in the Partnership to the Company in exchange for 100% of the Company’s common shares, which SVBFII and SVAR then distributed to their respective members who chose to participate in the Company.

The Company has elected to be treated as a regulated investment company (“RIC“) for U.S. federal income tax purposes. As a RIC, the Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements. The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes. The Certificate of Formation of the Company the Certificate of Limited Partnership of the Partnership were both filed with the Delaware Secretary of State on July 17, 2006. Investment operations commenced and initial funding was received on July 31, 2006, prior to the time the Company and the Partnership were required to register as investment companies. Subsequently, the Company received additional investments from additional investors that caused them to be required to register as investment companies.

These consolidated financial statements include the accounts of the Company and the Partnership. All significant intercompany transactions and balances have been eliminated in the consolidation.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

1. Organization and Nature of Operations (continued)

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP“), which serves as the Investment Manager of both the Company and the Partnership. Babson Capital Management LLC serves as Co-Manager of both the Company and the Partnership. TCP is controlled and managed by Tennenbaum & Co., LLC (“Tennenbaum & Co.”) and certain affiliates. Substantially all of the equity interests in the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP. The Company, the Partnership, TCP, Tennenbaum & Co., SVOF/MM and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors. Partnership management consists of the General Partner and the Board of Directors. The Investment Manager and the General Partner direct and execute the day-to-day operations of the Company and the Partnership, respectively, subject to oversight from the respective Board of Directors, which sets the broad policies of the Company and performs certain functions required by the 1940 Act in the case of the Partnership. The Board of Directors of the Partnership has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager. Each Board of Directors consists of three persons, two of whom are independent. The holders of the preferred limited interests voting separately as a class will be entitled to elect two of the Directors. The remaining directors will be subject to election by holders of common shares and preferred limited interests voting together as a single class.

Company Structure

Total initial capitalization of the consolidated Company is approximately $828.8 million, consisting of approximately $419.0 million of contributed common equity, an approximately $9.8 million initial general partnership interest (the “GP Interest”) in the Partnership held by SVOF/MM, $134 million of preferred limited partnership interests in the Partnership (the “Series A Preferred”), $266 million under a senior secured revolving credit facility (the “Senior Facility”) held by the Partnership, and $23,500 in Series Z preferred shares of the Company. The GP Interest in the Partnership is shown as a minority interest in these consolidated financial statements. The contributed common equity, GP Interest, preferred limited interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership. Substantially all of these investments are included in the collateral for the Senior Facility and are available to pay certain fees and expenses of the Partnership incurred in connection with its organization and capitalization.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

1. Organization and Nature of Operations (continued)

The Company will liquidate and distribute its assets and will be dissolved on June 30, 2016, subject to up to two one-year extensions if requested by the Investment Manager and approved by the outstanding common shares. The Partnership will liquidate and distribute its assets and will be dissolved on June 30, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by SVCF as the holder of the common limited partnership interests in the Partnership. However, the Operating Agreement and Partnership Agreement will prohibit liquidation of the Company and the Partnership, respectively, prior to June 30, 2016 if the Series A Preferred are not redeemed in full prior to such liquidation.

Preferred Limited Partnership Interests

At December 31, 2006, the Partnership had 6,700 Series A preferred limited partnership interests (the “Series A Preferred”) issued and outstanding with a liquidation preference of $20,000 per interest. The Series A Preferred are redeemable at the option of the Partnership, subject to certain limitations. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Series A Preferred or repay indebtedness, at the Company’s option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Series A Preferred, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. As of December 31, 2006, the Partnership was in full compliance with such requirements.

The Series A Preferred accrue dividends at an annual rate equal to LIBOR plus 0.75%, or in the case of any holders of Series A Preferred that are CP Conduits, the higher of (ii) LIBOR plus 0.75% or (ii) the CP Conduit’s cost of funds rate plus 0.75%, subject to certain limitations and adjustments. During the period ended December 31, 2006, the Partnership paid $1,417,785 in dividends to the Series A Preferred Interestholders.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In the opinion of the Investment Manager and the General Partner, the consolidated financial results of the Company included herein contain all adjustments necessary to present fairly the consolidated financial position of the Company as of December 31, 2006 and the consolidated results of its operations, its consolidated cash flows, and the consolidated changes in net assets for the period ended December 31, 2006. The following is a summary of the significant accounting policies of the Company and the Partnership.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

Investment Valuation

Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with the Senior Facility and Statement of Preferences for the Series A Preferred. Investments listed on a recognized exchange, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.

Liquid investments not listed on a recognized exchange are valued by an approved nationally recognized security pricing service or by using either the average of the bid prices on the date of valuation, as supplied by three approved broker-dealers, or the lower of two quotes from approved broker-dealers. At December 31, 2006, all but 4.10% of the investments of the Partnership were valued based on prices from a recognized exchange, nationally recognized third-party pricing service or an approved third-party appraisal.

Investments not listed on a recognized exchange nor priced by an approved source (“Unquoted Investments”) are valued as follows for purposes of inclusion as permitted collateral in the borrowing base of the Senior Facility:

a)
for semi-liquid investment positions with a value of $15 million or greater but less than $30 million, the most recent quote provided by an approved investment banking firm or an approved third-party appraisal;

b)	for semi-liquid investment positions with a value greater than $30 million, the most recent valuation provided by an approved third-party appraisal; and

c)	for illiquid investment positions with a value of $15 million or greater, the most recent valuation provided by an approved third-party appraisal.

However, notwithstanding items (a) through (c), above, the Investment Manager may determine the market value of Unquoted Investments without obtaining a third-party quote or appraisal, up to an aggregate of 5% of the total capitalization of the Partnership.

Investments for which market quotations are not readily available or are determined to be unreliable are valued at fair value under guidelines adopted by the Board of Directors and subject to their approval. Fair value is generally defined as the amount that an investment could be sold for in an orderly disposition over a reasonable time. Generally, to increase objectivity in valuing the Partnership’s assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

The Investment Manager generally uses three methods to fair value securities:

(i) Cost Method. The cost method is based on the original cost of the securities to the Partnership. This method is generally used in the early stages of a portfolio company’s development until significant positive or negative events occur subsequent to the date of the original investment by the Partnership in such company that dictate a change to another valuation method.

(ii) Private Market Method. The private market method uses actual, executed, historical transactions in a portfolio company’s securities by responsible third parties as a basis for valuation. In connection with utilizing the private market method, the Investment Manager may also use, where applicable, unconditional firm offers by responsible third parties as a basis for valuation.

(iii) Analytic Method. The analytical method is generally used by the Investment Manager to value an investment position when there is no established public or private market in the portfolio company’s securities or when the factual information available to the Investment Manager dictates that an investment should no longer be valued under either the cost or private market method. This valuation method is based on the judgment of the Investment Manager, using data available for the applicable portfolio securities.

Because of the inherent uncertainty of valuations, these estimated values may differ significantly from the values that would have been used had a ready market for such investments existed, and the differences could be material

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of securities sold.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral securities, for which the fair value exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Investments in Restricted Securities

The Partnership may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Statement of Investments. Restricted securities, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Investments in Foreign Securities

The Partnership may invest in securities traded in foreign countries and denominated in foreign currencies. At December 31, 2006, the Partnership held a foreign currency denominated investment with a market value of approximately 1.56% of the Partnership’s total cash and investments.  Such position was converted at the closing rate in effect at December 31, 2006 and reported in US dollars. Purchases and sales of investment securities and income and expense items denominated in foreign currencies, when they occur, are translated into U.S dollars on the respective dates of such transactions.  As such, foreign security positions and transactions are susceptible to foreign currency as well as overall market risk. Accordingly, potential unrealized gains and losses from foreign security transactions may be affected by fluctuations in foreign exchange rates. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Net unrealized foreign currency gains of $640,292 were included in net unrealized gains on investments at December 31, 2006.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

Securities of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments.

Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate the currency exchange and interest rate risks associated with the foreign currency denominated investment, the Partnership entered into several interest rate swaps and currency forward transactions during the period ended December 31, 2006.

The Partnership recognizes all derivatives as either assets or liabilities in the statement of assets and liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period.

As of December 31, 2006, the aggregate notional amount of the interest rate swaps and the currency forwards were $12,411,278 and $1,761,241 with fair values of ($841,013) and ($74,515), respectively. The maturity dates of the interest rate swaps and the currency forwards are September 12, 2016 and September 14, 2009, respectively.

As of December 31, 2006, the following derivatives were outstanding:

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

Derivatives	Notional Amount	Fair Value		Percent of Cash and Investments
Cross Currency Basis Swap
Pay Euros, receive US dollars, expiring September 12, 2016	$12,120,882		$(744,339)	(0.08)%
Other	$290,396		$(96,674)	(0.01)%
Total Cross Currency Basis Swaps			$(841,013)	(0.09)%

Currency Forward
Sell Euros, buy US dollars, expiring March 13, 2007- September 14, 2009	$1,761,241	$	(74,515)	(0.01)%

Total Derivatives			$(915,528)	(0.10)%

Debt Issuance Costs

Costs of approximately $3.5 million were incurred in connection with placing the Partnership’s Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the operations of the Company or the Partnership.

Organization Costs

Organization costs of $0.3 million were incurred in connection with the formation of the Company and the Partnership, and expensed to operations at inception.

Purchase Discounts

The majority of the Partnership’s high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and due to general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations. The Partnership considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. Statement of Position 93-1 discusses financial accounting and reporting for high yield debt securities and notes for which, because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded at year-end to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

Distributions to Common Limited Interestholders and Common Shareholders

Distributions are recorded on the ex-dividend date. The amount to be paid by the Partnership to the Company as a dividend is determined by the Partnership’s General Partner, which has provided the Investment Manager with criteria for such distributions, and is generally based upon the estimated taxable earnings of the Company. The amount to be paid by the Company as a dividend to its common shareholders is determined by its Board of Directors, which has provided the Investment Manager with criteria for such distributions, and is generally based amounts received from the Partnership, less any Company-level expenses and distributions to Series Z Preferred Shareholders. Net realized capital gains are distributed at least annually. The General Partner and the Company declared distributions to the Company and the Company’s common shareholders, respectively, of $19,040,000 during the period from July 31, 2006 (inception) to December 31, 2006.

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. Accordingly, no provision for income taxes is required in the consolidated financial statements.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted for permanent book and tax differences. These adjustments are primarily due to non-deductible expenses and differing treatments for short-term realized gains and have no impact on net assets or the results of operations. Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Partnership at December 31, 2006 were as follows:

Unrealized appreciation	$103,292,578
Unrealized depreciation	(17,348,461)
Net unrealized appreciation	85,944,117

Cost	$567,775,207

The tax character of distributions paid during the period July 31, 2006 (inception) to December 31, 2006 was as follows:

Common shareholder distributions:
Ordinary income	$14,517,872
Long term capital gains	4,522,128
Total common shareholder distributions	$19,040,000

Series A preferred limited partnership interestholder distributions:
Ordinary income	$1,081,052
Long term capital gains	336,733
Total Series A preferred limited partnership interstholder distributions	$1,417,785

Minority interestholder distributions:
Ordinary income	$3,629,468
Long term capital gains	1,130,532
Total minority interestholder distributions	$4,760,000

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

2. Summary of Significant Accounting Policies (continued)

There was $2,466,286 in tax-basis undistributed ordinary income at December 31, 2006.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FIN No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109, which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN No. 48 requires recognition of tax benefits that satisfy a greater than 50% probability threshold. FIN No. 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN No. 48 is effective for the Company and the Partnership beginning January 1, 2007. At this time, the Company and the Partnership are assessing the potential impact of FIN 48 on the financial statements.

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS No. 157 does not require any new fair value measurements, but provides guidance on how to measure fair value by providing a fair value hierarchy used to classify the source of the information. This statement is effective for the Company beginning January 1, 2008. At this time, the Company and the Partnership are assessing the potential impact of SFAS No. 157 on the financial statements.

3. Allocations and Distributions

Distributions made to the common shareholders of the Company are based on distributions received from the Partnership, less any Company-level expenses and dividends to Series Z preferred shareholders. As set forth in the Partnership Agreement, distributions made to the Company and the Partnership’s General Partner with respect to any accounting period are determined as follows:

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

3. Allocations and Distributions (continued)

a)
First, 100% to the Company until the amount distributed to the Company, together with amounts previously distributed to the Company, equals an 8% annual weighted-average return on undistributed capital attributable to the Company;

b)	Then, 100% to the General Partner until the cumulative amount of such distributions equals 25% of all amounts previously distributed to the Company pursuant to clause (a) above; and

c)	All remaining amounts: (i) 80% to the Company and (ii) 20% to the General Partner.

The timing of distributions to the Company is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions. The timing of distributions to the common shareholders of the Company is determined by its Board of Directors, which has provided the Investment Manager with certain criteria for such distributions.

Net investment income or loss, realized gain or loss on investments, and appreciation or depreciation on investments for the period is allocated to the Company and the General Partner (“Minority Interestholder”) in a manner consistent with that used to determine distributions. As of December 31, 2006, the Partnership’s cumulative annual return exceeded the 8% threshold, and the General Partner was credited with an allocation of $8,573,351 as reflected in the accompanying consolidated financial statements. During the period ended December 31, 2006, the Partnership declared $4,760,000 in distributions to the General Partner pursuant to the foregoing distribution provisions.

The Series Z share dividend rate is fixed at 8% per annum.

4. Management Fees and Other Expenses

Pursuant to the advisory agreements, the Investment Manager is entitled to receive an annual management and advisory fee, payable monthly in arrears, equal to 1.00% of the sum of the amount of the Series A Preferred, the maximum amount available under the Senior Facility, the initial value of the contributed general partnership equity, and the initial value of the contributed common equity, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding, and by the amount of the Series A Preferred when less than $1 million in liquidation value of preferred securities is outstanding. For purposes of computing the management fee, total capital is approximately $828.8 million, consisting of contributed common equity of approximately $419.0 million, contributed general partnership equity of approximately $9.8 million, $134 million of Series A Preferred and $266 million of debt. In addition, the General Partner is entitled to a performance allocation as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager and a portion of any allocation paid to the General Partner.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006
4. Management Fees and Other Expenses (continued)

The Company and the Partnership pay all respective expenses incurred in connection with the business of the Company and the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5. Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (“Senior Facility”). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $266 million. The Senior Facility matures July 31, 2014, subject to extension by the lenders at the request of the Partnership for one 12-month period.

Advances under the Senior Facility bear interest at LIBOR plus 0.375% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of LIBOR plus 0.375% or the CP Conduit’s cost of funds plus 0.375%, subject to certain limitations. Additionally, advances under the swingline facility bear interest at the LIBOR Market Index Rate plus 0.375% per annum. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.20% per annum on the unused portion of the Senior Facility, or 0.25% per annum when less than $106,400,000 in borrowings are outstanding.

During the period ended December 31, 2006, daily weighted-average debt outstanding was $168,292,208, and the weighted-average interest rate on outstanding debt was 5.82%. No interest payments were made under the Senior Facility during the period ended December 31, 2006.

As of December 31, 2006 interest payable on amount outstanding under the Senior Facility was $2,645,618. Interest payments made under the Senior Facility totaled $1,485,865 for the year ended December 31, 2006.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Partnership’s securities activities involve executions, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Company and the Partnership to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

Consistent with standard business practice, the Company and the Partnership enter into contracts that contain a variety of indemnifications. The maximum exposure of the Company and the Partnership under these arrangements is unknown. However, the Company and the Partnership expect the risk of loss to be remote.

Cash equivalents of $26,995,783 at December 31, 2006 were segregated at the Partnership’s custodian to collateralize certain unfunded commitments of the Partnership

7. Series Z Preferred Capital

In addition to the Series A Preferred described in Note 1, the Company had 47 Series Z preferred shares authorized, issued and outstanding as of December 31, 2006. The Series Z preferred shares have a liquidation preference of $500 per share plus accumulated but unpaid dividends and pay dividends at an annual rate equal to 8% of liquidation preference. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

8. Common Stock Capital Transaction

Common stock capital transactions for the period ended December 31, 2006 are as follows:

Period Ended December 31, 2006
Number of common shares issued	418,955.77

Gross proceeds from share issuance	$418,955,777

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

9. Financial Highlights

July 31, 2006 (Inception) to December 31, 2006

Per Common Share
Net asset value, beginning of period	$1,000.00

Investment operations
Net investment income	48.14
Net realized and unrealized gain	62.27
Net change in accumulated dividends to Series Z preferred shareholders	—
Distributions to Series A preferred limited partnership interestholders from:
Net investment income	(2.37)
Net realized gain on investments	(1.01)
Net change in accumulated distributions to Series A preferred
limited partnership interestholders	(4.98)
Distributions to minority interestholder from:
Net investment income	(7.98)
Net realized gain on investments	(3.39)
Net change in accumulated distributions to minority interestholder	(9.10)

Total from investment operations	81.58

Dividends to common shareholders from:
Net investment income	(31.90)
Net realized gain on investments	(13.55)
Total dividends to common shareholders	(45.45)

Net asset value, end of period	$1,036.13

Period return on invested assets (1), (2)	8.4%

Gross return to common shareholders (1)	10.3%
Less: Allocation to General Partner of Special Value Continuation Partners, LP (1)	(2.1%)
Period return to common shareholders (1), (3)	8.2%

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

9. Financial Highlights (continued)

July 31, 2006 (inception) to December 31, 2006

Ratios and Supplemental Data:
Ending net assets attributable to common shareholders	$434,092,909
Net investment income / average common shareholder equity(4), (5)	10.4%

Operating expenses and carried interest allocation / average common shareholder equity
Operating expenses (4), (5)	5.7%
General Partner interest allocation (1)	2.0%
Total expenses and General Partner interest allocation	7.7%

Portfolio turnover rate (1), (6)	17.3%
Weighted-average debt outstanding	$168,292,208
Weighted-average interest rate	5.8%
Weighted-average number of shares	418,955
Average debt per share	$401.69

Annualized Inception to Date Performance Data as of December 31, 2006:
Return on common shareholder equity (3)	20.5%
Return on invested assets (2)	21.0%
Internal rate of return to common shareholder equity (7)	20.8%

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements (Continued)

December 31, 2006

9. Financial Highlights (continued)

Asset Coverage:
December 31, 2006

Series A Preferred Limited Partnership Interest:
Interests outstanding	6,700
Involuntary liquidation value per interest	$20,312
Asset coverage per interest	$41,526

Series Z Preferred Stock:
Shares outstanding	47
Involuntary liquidation value per share	$16
Asset coverage per share	$33

Senior Secured Revolving Credit Facility:
Debt outstanding	$266,000,000
Asset coverage per $1,000 of debt outstanding	$819,353

(1)	Not annualized for periods of less than one year.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)
Returns (net of dividends to preferred limited partners of the Partnership, allocations to General Partner, fund expenses, including financing costs and management fees) are calculated on a monthly geometrically linked, time-weighted basis as described in Chapter 2 of the AIMR Performance Presentation Standards Handbook (1997).

(4)	Annualized for periods of less than one year.

(5)
Net of income and expense allocation to the minority interstholders, as applicable. These ratios include interest expense but do not reflect the effect of dividend payments to preferred limited partners of the Partnership.

(6)	Excludes securities acquired from Special Value Bond Fund II, LLC and Special Value Absolute Return Fund, LLC at the inception of the Company and the Partnership.

(7)
Net of dividends to preferred limited partners of the Partnership, allocation to General Partner and fund expenses, including financing costs and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date, and is reduced by the organizational costs that were expensed at the inception of the Company.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidated Portfolio Asset Allocation (% of Cash and Investments)
(Unaudited)

December 31, 2006

Portfolio Holdings by Investment Type

Portfolio Holdings by Industry

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Assets and Liabilities (Unaudited)

December 31, 2006

	Special Value	Special Value		Special Value
	Continuation	Continuation		Continuation
	Fund, LLC	Partners, LP		Fund, LLC
	Standalone	Standalone	Eliminations	Consolidated
Assets
Investments in securities of unaffiliated issuers
Debt securities	$—	$312,763,886	$—	$312,763,886
Equity securities	—	8,580,824	—	8,580,824
Total investments in securities of unaffiliated issuers	—	321,344,710	—	321,344,710

Investments in securities of affiliates
Debt securities	—	177,095,876	—	177,095,876
Equity securities	—	156,190,948	—	156,190,948
Total investments in securities of affiliates	—	333,286,824	—	333,286,824

Investment in subsidiary	434,209,177	—	(434,209,177)	—

Total investments	434,209,177	654,631,534	(434,209,177)	654,631,534

Cash and cash equivalents	23,500	195,391,463	—	195,414,963
Distributions receivable from subsidiary	14,400,000	—	(14,400,000)	—
Receivable for investment securities sold	—	8,999,175	—	8,999,175
Accrued interest income on securities of unaffiliated issuers	—	5,533,085	—	5,533,085
Accrued interest income on securities of affiliates	—	4,087,633	—	4,087,633
Deferred debt issuance costs	—	3,376,320	—	3,376,320
Prepaid expenses and other assets		373,772	—	373,772
Total assets	448,632,677	872,392,982	(448,609,177)	872,416,482

Liabilities
Credit facility payable	—	266,000,000	—	266,000,000
Distributions payable to common shareholders	14,400,000	14,400,000	(14,400,000)	14,400,000
Distributions payable to minority interestholders	—	3,600,000	—	3,600,000
Interest payable	—	2,645,618	—	2,645,618
Unrealized loss on derivative instrument	—	915,528	—	915,528
Management and advisory fees payable	—	690,599	—	690,599
Director fees payable	—	39,250	—	39,250
Accrued expenses and other liabilities	115,501	229,274	—	344,775
Total liabilities	14,515,501	288,520,269	(14,400,000)	288,635,770

Preferred Stock
Series Z preferred stock; $500/share liquidation preference;
400 shares authorized, 47 issued and outstanding	23,500	—	—	23,500
Accumulated dividends on Series Z preferred stock	767	—	—	767
Total preferred interests/stock	24,267	—	—	24,267

Preferred limited partnership interest
Series A preferred limited partnership interests; $20,000/interest
liquidation preference; 6,700 interests authorized, issued and outstanding	—	134,000,000	—	134,000,000
Accumulated distributions on Series A preferred interests	—	2,087,202	—	2,087,202
Total preferred limited partnership interest	—	136,087,202	—	136,087,202

Minority Interests
General partnership interest in Special Value Continuation Partners, LP	—	—	13,576,334	13,576,334
Accumulated distributions to minority interestholders	—	—	—	—
	—	—	13,576,334	13,576,334

Net assets	$434,092,909	$447,785,511	$(447,785,511)	$434,092,909

Composition of net assets
Common stock, $0.001 par value; unlimited shares authorized,
418,955.777 shares issued and outstanding	$419	$—	$—	$419
Paid-in capital in excess of par, net of contributed unrealized gains	361,346,390	—	—	361,346,390
Paid-in capital	—	361,346,809	(361,346,809)	—
Accumulated net investment income	2,466,286	2,581,787	(2,581,787)	2,466,286
Accumulated net realized gain on investments	—	—	—	—
Accumulated net unrealized appreciation on investments	85,944,117	85,944,117	(85,944,117)	85,944,117
Accumulated distributions to minority interestholders	(13,576,334)	—	—	(13,576,334)
Accumulated distributions to Series A preferred limited
partnership interstholders	(2,087,202)	(2,087,202)	2,087,202	(2,087,202)
Accumulated dividends to Series Z preferred shareholders	(767)	—	—	(767)
Net assets	$434,092,909	$447,785,511	$(447,785,511)	$434,092,909

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Consolidating Statement of Operations (Unaudited)

Period from July 31, 2006 (Inception) to December 31, 2006

	Special Value	Special Value		Special Value
	Continuation	Continuation		Continuation
	Fund, LLC	Partners, LP		Fund, LLC
	Standalone	Standalone	Eliminations	Consolidated
Investment income
Interest income from investments in securities of
unaffiliated issuers	$—	$17,769,267	$—	$17,769,267
Interest income from investments in affiliates	—	10,664,450	—	10,664,450
Accretion of market discount	—	737,253	—	737,253
Income from original issue discount	—	55,017	—	55,017
Other income - affiliates	—	4,364	—	4,364
Dividends from subsidiary	19,040,000	—	(19,040,000)	—
Total interest and related investment income	19,040,000	29,230,351	(19,040,000)	29,230,351

Operating expenses
Interest expense	—	4,131,483	—	4,131,483
Management and advisory fees	—	3,452,995	—	3,452,995
Legal fees, professional fees and due diligence expenses	71,300	453,185	—	524,485
Organizational cost expenses	—	340,663	—	340,663
Amortization of deferred debt issuance costs	—	149,607	—	149,607
Commitment fees	—	81,150	—	81,150
Insurance expense	29,659	66,671	—	96,330
Director fees	13,084	55,662	—	68,746
Other operating expenses	1,458	215,826	—	217,284
Total expenses	115,501	8,947,242	—	9,062,743

Net investment income	18,924,499	20,283,109	(19,040,000)	20,167,608

Net realized and unrealized gain on investments
Net realized gain from:
Investments in securities of unaffiliated issuers	—	7,225,497	—	7,225,497
Investments in securities of affiliated issuers	—	290,966	—	290,966
Net realized gain on investments	—	7,516,463	—	7,516,463

Change in net unrealized appreciation on investments
Net unrealized appreciation, beginning of period	—	67,371,951	—	67,371,951
Net unrealized appreciation, end of period	15,253,400	85,944,117	(15,253,400)	85,944,117
Net change in unrealized appreciation on investments	15,253,400	18,572,166	(15,253,400)	18,572,166
Net realized and unrealized gain on investments	15,253,400	26,088,629	(15,253,400)	26,088,629

Distributions to Series A preferred limited
partnership interestholders	—	(1,417,785)	—	(1,417,785)
Net change in accumulated distributions to Series A
preferred limited partnership interestholders	—	(2,087,202)	—	(2,087,202)
Net change in accumulated dividends to Series Z
preferred shareholders	(767)	—	—	(767)
Distributions to minority interestholders	—	—	(4,760,000)	(4,760,000)
Net change in accumulated dividends to minority
interestholders	—	—	(3,813,351)	(3,813,351)
Net increase in net assets applicable to
common shareholders	$34,177,132	$42,866,751	$(42,866,751)	$34,177,132

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers
(Unaudited)

The Directors and executive officers of the Company and the Partnership are listed below. The Boards of Directors govern the Company and the Partnership and are responsible for protecting the interests of the interestholders. The Directors are experienced executives who meet periodically throughout the year to oversee the activities of the Company and the Partnership, review contractual arrangements with service providers to the Company and the Partnership, and review the performance of the Company and Partnership. Each Director and executive officer serves for an indefinite term. Correspondence for each Director or officer may be sent to: c/o Tennenbaum Capital Partners, LLC, 2951 28th Street, Suite 1000, Santa Monica, California 90405.

The Forms N-2 of the Company and the Partnership include more information about the Directors. Shareholders may request a free copy by calling (310) 566-1000. Collect calls for this purpose are accepted.

1. Independent Directors

Name (Age at December 31, 2006)
Principal Occupation(s)

L.R. Jalenak, Jr. (76)
- Year of Election or Appointment: 2006
- Director and Audit Committee Member of the Partnership. Mr. Jalenak retired in 1993 as Chairman of a subsidiary of Gibson Greetings Company. His background was in both sales and in general management. From 2004 to 2006 he served as an independent director of Special Value Expansion Fund, LLC, a registered investment company managed by TCP. He previously served as a director of Party City Corporation, Lufkin Industries, Perrigo Company, Dyersburg Corporation and First Funds. He recently retired as a Commissioner and Chairman of Memphis Light, Gas & Water and Chairman of its Pension Committee. Mr. Jalenak currently serves on other corporate boards as well as many civic and religious boards. He has a business degree from Tulane University and an M.B.A. from Wharton. Mr. Jalenak oversees two portfolios in the fund complex as a director.

Franklin R. Johnson (70)
- Year of Election or Appointment: 2006
- Director and Chairman of the Audit Committee of the Company and the Partnership. Mr. Johnson currently serves on the board of directors, audit committee and nominating and governance committee of Reliance Steel & Aluminum Co., and, until July of 2006, served as a director and chair of the audit committee of Special Value Opportunities Fund, LLC, a registered investment company managed by TCP. Before becoming a business consultant in 2000, he was Chief Financial Officer of Rysher Entertainment, a producer and distributor of theatrical films and television programming and syndicator of television programming, where he worked for three years. Prior to that, he was at Price Waterhouse, an international public accounting and consulting firm. Mr. Johnson holds a B.S. in accounting and an M.B.A. from the University of California, Los Angeles. Mr. Johnson oversees two portfolios in the fund complex as a director.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

2. Interested Directors and Officers

Name (Age at December 31, 2006)
Principal Occupation(s)

Michael E. Tennenbaum (71)
- Year of Election or Appointment: 2006
- Authorized Person of the Company and the Partnership. Mr. Tennenbaum is a co-founder of TCP and serves as its Senior Managing Partner and as a voting member of its Investment Committee. Before forming TCP in 1996, Mr. Tennenbaum served for 32 years in various capacities at Bear Stearns, including Vice Chairman, Investment Banking. His responsibilities at Bear Stearns included managing the firm’s Risk Arbitrage Department, Investment Research Department, Options Department, and its Los Angeles Corporate Finance Department. Mr. Tennenbaum has served on the Boards of many public and private companies. He currently serves as Chairman of Pemco Aviation Group, Inc. Anacomp, Inc., and WinCup. He previously served as a Director of Bear Stearns Companies, Inc., Jenny Craig, Inc., Tosco Corporation and Party City Corporation.

Mr. Tennenbaum is Trustee Emeritus of the Georgia Tech Foundation and was Chairman of its Investment Committee. He is Founder of the Tennenbaum Institute for Enterprise Transformation at the Georgia Tech School of Industrial and Systems Engineering. Mr. Tennenbaum is also a Vice-Chairman of the Board of Governors of the Boys & Girls Clubs of America and Chairman of its investment group. He is a member of the Committee on University Resources (COUR) at Harvard University, a Director of the Los Angeles World Affairs Council, a Board member of the RAND Center for Asia Pacific Policy (CAPP), and a Member of the UCLA School of Medicine Board of Visitors and Founder of the Tennenbaum Interdisciplinary Center at the Neuropsychiatric Institute at UCLA. He is also a member of the National Innovation Initiative Strategy Council. Mr. Tennenbaum was a member of the Harvard Business School Board of Associates, a Commissioner on the Intercity High-Speed Rail Commission for California and Chairman of the California High-Speed Rail Authority. He also served as Chairman of the Special Financial Advisory Committee to the Mayor of Los Angeles.

A graduate of the Georgia Institute of Technology with a degree in Industrial Engineering, Mr. Tennenbaum received an M.B.A. with honors from the Harvard Business School. Mr. Tennenbaum oversees one portfolio in the fund complex as a director.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

Mark K. Holdsworth (41)
- Year of Election or Appointment: 2006
- Authorized Person of the Company and the Partnership. Mr. Holdsworth is also a Founding Partner and Managing Partner of TCP, and is a voting member of its Investment Committee. He also serves as Chairman of the Board of Directors of the International Wire Group, is Vice Chairman of EaglePicher Corporation and a Director of Parsons Corporation. Prior to joining TCP in 1996, he was a Vice President, Corporate Finance, of US Bancorp Libra, a high-yield debt securities investment banking firm. Before employment with US Bancorp Libra, he worked as a generalist in Corporate Finance at Salomon Brothers, Inc., and earlier as an Associate at a Los Angeles real estate advisory firm. He received a B.A. in Physics from Pomona College, a B.S. with honors in Engineering and Applied Science (concentration in Mechanical Engineering) from the California Institute of Technology, and an M.B.A. from Harvard Business School.

Michael E. Leitner (39)
- Year of Election or Appointment: 2006
- Authorized Person of the Company and the Partnership. Michael E. Leitner is a Partner of TCP and a voting member of its Investment Committee. Prior to joining TCP, he served as Senior Vice President of Corporate Development for WilTel Communications, leading WilTel’s mergers and acquisitions effort. Prior to that, he served as Chief Executive Officer of GlobeNet Communications, leading the company through a successful turnaround and sale transaction, and Vice President of Corporate Development of 360networks. Prior to that, he served as Senior Director of Corporate Development for Microsoft Corporation, managing corporate investments and acquisitions in the telecommunications, media, managed services, and business applications software sectors. Prior to Microsoft, he was a Vice President in the M&A group at Merrill Lynch. He currently serves as a representative for Tennenbaum on the boards of Online Resources Corporation, DeltaCom, Inc. and Anacomp, Inc., and as a board observer to Wild Blue Communications, Inc. He received a B.A. in Economics from the University of California, Los Angeles and an M.B.A. from the University of Michigan.

Howard M. Levkowitz (39)
- Year of Election or Appointment: 2006
- Director, President, and Authorized Person of the Company and the Partnership. Mr. Levkowitz is also a co-founder and Managing Partner of TCP, and is a voting member of its Investment Committee. Prior to joining TCP in the beginning of 1997, he was an attorney specializing in real estate, securitization and insolvencies at Dewey Ballantine. Mr. Levkowitz is President of TCP’s registered funds and head of TCP’s public markets investments. He served on the boards of both public and private companies, and has served on a number of formal and informal creditor committees. He currently serves as President of the Board of Directors of Maimonides Academy. He received a B.A. in History with high honors from the University of Pennsylvania, a B.S. in Economics (concentration in finance) with high honors from The Wharton School, and a J.D. from the University of Southern California. Mr. Levkowitz oversees five portfolios in the fund complex as a director.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

Hugh Steven Wilson (59)
- Year of Election or Appointment: 2006
- Chief Executive Officer and Authorized Person of the Company and the Partnership. Mr. Wilson also serves as a Managing Partner and member of the Investment Committee of TCP. He retired from the international law firm of Latham & Watkins on January 1, 2005, where, as a senior partner, he had focused on mergers and acquisitions. He is the former Global Co-Chair of Latham & Watkins’ Mergers and Acquisitions Practice Group and the former Chairman of both the national Litigation Department and the national Mergers and Acquisitions Litigation Practice Group. Mr. Wilson has served as Tennenbaum Capital Partners’ primary outside counsel since its inception. He is a member of the board of directors of Pemco Aviation Group, Inc., Enterasys Networks, Inc. and the Elizabeth Glaser Pediatric Aids Foundation. He received a J.D. degree from the University of Chicago Law School in 1971, where he was a member of the law review and Order of the Coif. Mr. Wilson received a Master of Laws degree from Harvard Law School in 1972 and a B.A. in Political Science from Indiana University in 1968.

Peyman S. Ardestani (38)
- Year of Election or Appointment: 2006
- Chief Financial Officer of the Company and the Partnership. Mr. Ardestani is also Chief Financial Officer of TCP. Prior to joining TCP, he was a Vice President at Mellon Financial Corporation, where he provided back office services to investment management companies and served as a business analyst in developing the company’s back office products and services. Previously, he was an Assistant Vice President at Trust Company of the West, where he was an operations manager. He received a B.S. in Business Administrations, with a concentration in Finance, from California State University, Northridge, and is a Chartered Financial Analyst.

Paul L. Davis (33)
- Year of Election or Appointment: 2006
- Chief Compliance Officer of the Company and the Partnership. Mr. Davis also serves as Chief Compliance Officer and Vice President, Finance of TCP. He was formerly employed as Corporate Controller of a publicly traded securities brokerage firm, following employment at Arthur Andersen, LLP as an auditor. He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the State of California.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Directors and Officers (Continued)
(Unaudited)

David A. Hollander (45)
- Year of Election or Appointment: 2006
- Authorized Person of the Company and the Partnership. Mr. Hollander also serves as a Managing Director and as General Counsel of TCP, and is a member of its Investment Committee. Prior to joining TCP in 2002, he worked for sixteen years as an attorney at O’Melveny & Myers. He specialized in leveraged finance, insolvency, and mergers and acquisitions. He has advised creditors, debtors, and boards of directors and has served on both formal and informal creditor committees. He received a B.S. in Economics (Summa Cum Laude) from The Wharton School of the University of Pennsylvania and a J.D. from Stanford Law School, where he was Associate Editor of the Stanford Law Review.

Supplemental Tax Information
(Unaudited)

73.78% and 7.94% of the ordinary income distributions paid by the Company during the period ended December 31, 2006 qualify as “interest related dividends” and short-term capital gain distributions, respectively.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Approval of Investment Management Agreement
(Unaudited)

On July 18, 2006, the Boards of Directors of the Company and the Partnership (collectively, the “Funds”), including the “non-interested” Directors (the “Independent Directors”), voted to approve the Investment Management Agreements and Co-Management Agreements (each a “Management Agreement” and collectively, the “Management Agreements”) for an initial two-year term.

In considering whether to recommend approval of the Management Agreements, the Independent Directors reviewed materials provided by the Investment Manager, the Co-Manager, fund counsel and independent counsel. The Directors also met with senior personnel of the Investment Manager and discussed a number of topics affecting their determination, including the following.

(i) The nature, extent and quality of services expected to be provided by the Investment Manager and Co-Manager. The Independent Directors reviewed the services that the Investment Manager and Co-Manager are expected to provide to the Funds. The Independent Directors noted the comprehensive range of such services and that the Investment Manager had developed reporting, valuation and other procedures that were customized to the specialized nature of the Funds, and that the Investment Manager had expertise in administering such procedures. In addition, the Independent Directors considered the size, education, background and experience of the Investment Manager’s and Co-Manager’s staff. They also took into consideration the Investment Manager’s and Co-Manager’s quality of service and noted their longevity in the industry. Lastly, the Independent Directors reviewed the Investment Manager’s ability to attract and retain quality and experienced personnel. The Independent Directors concluded that the scope of services expected to be provided by the Investment Manager and Co-Manager to the Funds and the experience and expertise of the personnel performing such services was consistent with the nature, extent and quality expected of an Investment Manager of investment vehicles such as the Funds.

(ii) Investment performance of the Investment Manager. In view of the absence of any historical operations by the Funds, the Independent Directors reviewed the past investment performance of other funds managed by the Investment Manager and the Co-Manager, both on an absolute basis and as compared to other funds that had invested in similar investments, as well as general market indices, and the Independent Directors noted that such other funds had performed satisfactorily.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Funds. The Independent Directors considered the estimated cost of the services provided by the Investment Manager. As part of their analysis, the Independent Directors gave substantial consideration to the compensation payable to the Investment Manager, the terms of which are summarized in the footnotes to the financial statements included in this report. The Independent Directors also noted the types of expenses for which the Funds or the Investment Manager and Co-Manager would be responsible. In reviewing the management compensation, the Independent Directors considered the management fees and operating expense ratios of other registered and non-registered funds managed by the Investment Manager and by other managers that had somewhat comparable investment programs. The Independent Directors also noted that the compensation provisions had been subject to extensive discussion with several of the large institutional investors in the Funds.

Special Value Continuation Fund, LLC
(A Delaware Limited Liability Company)

Approval of Investment Management Agreement (Continued)
(Unaudited)

The Independent Directors also reviewed information regarding the estimated profitability to the Investment Manager of its relationship with the Funds and information on the financial condition of the Investment Manager. The Independent Directors noted that the Investment Manager and Co-Manager and their affiliates did not receive revenues from any other source, such as brokerage commissions or origination fees, in relation to the Funds. The Independent Directors found that the profits estimated to be realized by the Investment Manager from its relationship with the Funds were reasonable and consistent with the Investment Manager’s fiduciary duties. The Independent Directors noted that the Co-Manager was unable to provide the Directors with the information requested on profitability to the Co-Manager of its relationship with the Funds. The Independent Directors also found that the Investment Manager and Co-Manager each had the financial resources necessary to continue to carry out their respective functions.

The Independent Directors concluded that the proposed management fee and carried interest for the Investment Manager and Co-Manager were reasonable.

(iv) The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale. In light of the Funds’ predetermined size and policy of distributing all realized income, the Independent Directors determined that the possibility of economies of scale was not relevant with respect to the current structure of the Funds and accordingly did not consider whether fee levels would reflect any economies of scale.

In considering the Funds’ Management Agreements, no single factor was determinative to the decision of the Directors. Rather, after weighing all of the reasons discussed above, the Independent Directors unanimously recommended approval of each of the Management Agreements.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant has adopted a Code of Ethics that applies to its Chief Executive Officer and Chief Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant’s board of directors has determined that Franklin R. Johnson is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent” pursuant to the general instructions to Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $37,800 for 2006 and $0 for 2005.

(b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: $3,794 in 2006 and $0 in 2005. The services comprising such fees included consultation regarding the formation of the Registrant.

(c) Tax Fees. Not applicable.

(d) All Other Fees. Not applicable.

(e) (1)  Audit Committee’s pre-approval policies and procedures, pursuant to Item 4 of N-CSR:

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by Ernst & Young, the Registrant’s independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Registrant by Ernst & Young and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by Ernst & Young to the Registrant’s investment adviser and to affiliates of the investment adviser that provide ongoing services to the Registrant, but only if the non-audit services have a direct impact on the operations or financial reporting of the Registrant.

(e) (2) Not applicable.

(f) Not applicable.

(g) Non-audit fees. Not applicable.

(h)  The Registrant’s independent auditors did not provide non-audit services to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), nor any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. Accordingly, the audit committee of the board of directors has not considered whether any such services are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in Annual Shareholder Report in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

TENNENBAUM CAPITAL PARTNERS, LLC

PROXY VOTING POLICY

This policy has been adopted by Tennenbaum Capital Partners, LLC to facilitate the voting of proxies relating to portfolio securities of clients with respect to which Tennenbaum Capital Partners, LLC or any of its affiliates that are subject to the Investment Advisers Act of 1940 (collectively “Tennenbaum”) provide investment advisory services. In connection with these investment advisory services, Tennenbaum exercises voting responsibilities for its clients through its corporate proxy voting process.

Special Value Opportunities Fund, LLC, Special Value Expansion Fund, LLC, Special Value Continuation Fund, LLC, Special Value Continuation Partners, LP, Tennenbaum Opportunities Fund V, LLC, and Tennenbaum Opportunities Partners V, LP have delegated to Tennenbaum the authority to vote proxies relating to their respective portfolio securities in accordance with this policy.

This policy is intended by Tennenbaum (i) to constitute “written policies and procedures” as described in Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and (ii) to constitute proxy voting policies and procedures referred to in Item 18 of Form N-2 adopted under the Investment Company Act of 1940 (the “1940 Act”).

DEFINITIONS

“Client” means any person with whom Tennenbaum has a contract to perform discretionary investment management services and for whom Tennenbaum is authorized by the contract or required by applicable law to vote or consider voting securities held in the Client’s account.

“Compliance Officer” means the Chief Compliance Officer, Tennenbaum Capital Partners, LLC.

“Conflict of Interest” means, as to any Client, any conflict between a pecuniary interest of Tennenbaum or any of its affiliates (other than such Client, if deemed an affiliate) and the duties of Tennenbaum to the Client.

“Investment Committee” means the Investment Committee of Tennenbaum or such committee to which it shall have delegated the functions of the Investment Committee hereunder.

“Portfolio Manager” means, with respect to a Client, the particular Tennenbaum entity providing investment advisory services to such Client and the senior personnel responsible for such entity’s investment decisions.

“Proxy Voting Coordinator” means the individual appointed from time to time by Investment Committee to perform the proxy voting coordination functions described in this policy.

“Registered Fund” means any Client registered as an investment company under the 1940 Act.

“Social Issues” means any issue presented for a vote of holders of any security which is held in an account on behalf of a Client which may reasonably be interpreted as (i) unrelated in any substantial respect to the voting objective of this policy and (ii) intended to promote directly or indirectly the interests of persons who are not holders of the relevant security.

“Tennenbaum” means Tennenbaum Capital Partners, LLC and each of its affiliates that is subject to registration under the Advisers Act or is otherwise subject to the rules and regulations thereunder generally, including, specifically, Rule 206(4)-6.

“Voting Results” means the specific information described under the caption “Accumulating Voting Results.”

OBJECTIVES

This policy defines procedures for voting securities held on behalf of each Client in respect of which Tennenbaum has the discretionary authority to vote, to ensure that such securities are voted for the benefit of and in the best interest of the Client. The primary objective of voting a security in each case under this policy is to seek to enhance the value of the investment which the security represents or to reduce the potential for a decline in the value of the investment which the security represents. In appropriate cases a related objective will be to obtain or maintain influence or control over management of a company.

This policy does not prescribe specific voting requirements. Instead, this policy provides procedures for (i) assembling voting information and applying the informed expertise and judgment of Tennenbaum’s personnel on a timely basis in pursuit of the above stated voting objectives and (ii) addressing conflicts of interest.

A further element of this policy is that while voting on all issues presented should be considered, voting on all issues is not required. Some issues presented for a vote of security holders are not relevant to this policy’s voting objectives, or it is not reasonably possible to ascertain what effect, if any, a vote on a given issue may have on the value of an investment. Accordingly, Tennenbaum may abstain from voting or decline a vote in those cases where, in Tennenbaum’s judgment (i) there is no relationship between the issue and the enhancement or preservation of an investment’s value or (ii) the achievement of the Client’s investment objectives are not reasonably likely to be a function of the outcome of decisions or issues presented by the vote.

Resolutions of Conflicts of Interest

It is unlikely that conflicts of interest will arise in the context of Tennenbaum’s proxy voting, because Tennenbaum does not engage in investment banking, the advising of public companies or, except in cases where it exercises control, the managing of public companies.

In addition, insofar as Tennenbaum refers discretionary votes to its portfolio managers, Tennenbaum’s Compliance Department monitors all relationships between portfolio managers and their immediate families, on the one hand, and issuers soliciting proxies from Tennenbaum’s Clients, on the other hand. If a portfolio manager conflict is identified with respect to a given proxy vote, the Investment Committee will remove such vote from the conflicted portfolio manager and will instead consider and cast the vote, refer the vote to an independent third party or abstain from voting.

In the event a privately-placed security as to which Tennenbaum or its affiliated adviser entities negotiated more than price related terms is held by a Registered Fund and is the subject of a proxy solicitation or other voting or consent solicitation, and any unregistered fund or separate account managed by Tennenbaum or its affiliated adviser entities also owns securities of the same class as the security held by the Registered Fund that is the subject of the proxy, vote or consent, then Tennenbaum will vote such security in the same manner, at the same time and in amounts proportionate to each such entity’s or account’s investment in such security; provided that if Tennenbaum or its affiliated adviser entities believes that the foregoing policy is not in the best interests of a particular Client in a particular situation, Tennenbaum or its affiliated adviser entities shall be permitted to deviate from the foregoing policy only if it has (i) submitted a proposal to the boards of directors of each applicable Registered Fund explaining the basis for such deviation and (ii) received the approval of a majority of those directors of the Registered Fund who (a) during the previous two years have had no material business or professional relationship with any of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities (other than as a director of the Registered Fund) and (b) have no direct or indirect financial interest in the proxy solicitation, vote or consent other than through an investment in one or more of the Registered Fund or any other entity or separate account managed by Tennenbaum or its affiliated adviser entities.

In the event that a potential material conflict of interest does arise and is not addressed by the foregoing procedures, the primary means by which Tennenbaum avoids a material conflict of interest in the voting of proxies for its clients is by casting such votes solely in the interests of its Clients and in the interests of maximizing the value of their portfolio holdings.

Proxy Voting Coordinator

The Investment Committee shall appoint a Proxy Voting Coordinator. The Proxy Voting Coordinator shall discharge the following functions in effectuating this policy:

(i)
Collecting and assembling proxy statement and other communication pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions, and providing those materials to the appropriate portfolio managers to permit timely voting of proxies;

(ii)
Collecting recommendations, analysis, commentary and other information respecting subjects of proxy votes, from service providers engaged by Tennenbaum and other services specified by portfolio managers, and providing this information to the appropriate portfolio managers to permit evaluation of proxy voting issues;

(iii)	Providing to appropriate portfolio managers any specific voting instructions from Clients that are entitled to provide such instructions under the applicable investment advisory agreement;

(iv)
Collecting proxy votes or instructions from portfolio managers, and transmitting the votes or instructions to the appropriate custodians, brokers, nominees or other persons (which may include proxy voting services or agents engaged by Tennenbaum);

(v)	Accumulating Voting Results as set forth below in this policy and transmitting that information to the Compliance Officer in a timely manner; and

(vi)	Participating in the annual review of the policy function as set forth in this policy.

THE PROXY VOTING COORDINATOR MAY, WITH THE INVESTMENT COMMITTEE’S APPROVAL, DELEGATE ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS TO ONE OR MORE OTHER INDIVIDUALS EMPLOYED BY TENNENBAUM. ANY PORTION OR ALL OF ANY ONE OR MORE OF THESE FUNCTIONS MAY BE PERFORMED BY SERVICE PROVIDERS ENGAGED BY TENNENBAUM.

Assembling Voting Information

The Proxy Voting Coordinator shall obtain proxy statements and other communications pertaining to proxy voting, together with proxies or other means of voting or giving voting instructions to custodians, brokers, nominees, tabulators or others in a manner to permit voting on relevant issues in a timely manner. Tennenbaum may engage service provides and other third parties to assemble this information, digest, abstract the information where necessary or desirable, and deliver it to the individuals assigned by Tennenbaum to evaluate proxy voting issues.

Portfolio Managers

The Portfolio Manager responsible for a particular Client is responsible for the timely voting (or determining not to vote in the appropriate cases) of proxies relating to the securities held on behalf of such Client in accordance with this policy. The Portfolio Manager may, to the extent not prohibited by agreement(s) setting forth its contractual obligations to such Client, and consistent with its fiduciary duties, delegate voting responsibilities to one or more other Portfolio Managers or other individuals. Portfolio managers are authorized to consider voting recommendations and other information and analysis provided by service providers (including proxy voting services) engaged by Tennenbaum.

Accumulating Voting Results

The Proxy Voting Coordinator is responsible for reporting the following information respecting the voting of each proxy to the Compliance Officer, as to each matter relating to a portfolio security held for a Client, considered at a shareholder meeting, and with respect to which the Client was entitled to vote:

i)	The name of the issuer of the portfolio security;

(ii)	The exchange ticker symbol of the portfolio security;

(iii)	The CUSIP number for the portfolio security;

(iv)	The shareholder meeting date;

(v)	A brief identification of the matter voted on;

(vi)	Whether a vote was cast on the matter;

(vii)	How the vote was cast on the matter (e.g., for or against the proposal, or abstain, etc.);

(viii)	Whether a vote was cast for or against management.

The foregoing information must be delivered to the Compliance Officer no later than July 31, for each 12 month period ending on the preceding June 30 commencing July 31, 2004 with respect to the period ending June 30, 2004. Tennenbaum may use third party service providers to record, accumulate and deliver the foregoing information to the Compliance Officer. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more other individuals employed by Tennenbaum.

Communicating Votes

The Proxy Voting Coordinator shall communicate decisions on proxy votes to the custodian or to other persons who transmit or record votes on portfolio securities held by or for each Client in a timely manner. The Proxy Voting Coordinator may, with the Investment Committee’s approval, delegate any portion or all of this function to one or more individuals employed by Tennenbaum. Tennenbaum may engage one or more service providers to facilitate timely communication of proxy votes. Tennenbaum is not responsible for voting proxies that are not forwarded on a timely basis. Tennenbaum does not control the setting of record dates, shareholder meeting dates or the timing of distribution of proxy materials and ballots relating to shareholder votes as a general matter.

Record of Voting Delegation

The Compliance Officer shall maintain a list of all Clients with a specification as to each Client whether or not Tennenbaum is authorized to vote proxies respecting the Client’s portfolio securities.

Annual Review of Policy Function

The Compliance Officer shall conduct a periodic review, no less often than annually, which shall comprise the following elements:

i)
Review samples of the record of voting delegation maintained by the Compliance Officer against Voting Results to determine if Tennenbaum is exercising its authority to vote proxies on portfolio securities held on behalf of the selected Clients;

(ii)	Request and review voting data to determine if timely communication of proxy votes is reasonably accomplished during the relevant period;

(iii)	Meet with the Proxy Voting Coordinator to review the voting of proxies, communication of proxy votes, accumulation of Voting Results and the general functioning of this policy; and

(iv)
Prepare a written report to the Investment Committee respecting the foregoing items and, if requested to do so by the Investment Committee, prepare a written report to the board of any Registered Fund.

Disclosure and Comments on Voting

Tennenbaum will provide a copy of these policies and procedures to Clients upon request. Clients may also obtain information on how portfolio securities held on their behalf were voted by written request and addressed to Tennenbaum, Proxy Voting Coordinator. It is the policy of Tennenbaum not to comment on specific proxy votes with respect to securities held for a Client in response to inquiries from persons who are not specifically or authorized representative of such Client. The Investment Committee may authorize comments in specific cases, in its discretion.

Joining Insurgent or Voting Committees

It is the policy of Tennenbaum, for itself and its Clients, not to join any insurgent or voting committee or similar group unless doing so is consistent with the Client’s investment objective. The Investment Committee may, in other circumstances, approve participation in any such committee or group in its discretion, and shall advise the authorized representative of the Client of any such action.

Social Issues

It is the presumption of this policy that proxies shall not be voted on Social Issues, unless the advisory agreement with the Client provides otherwise. The Investment Committee may approve voting of any security held on behalf of a Client on any Social Issue.

Recordkeeping

The Compliance Officer shall maintain the following records:

i)	Copies of this policy as from time to time revised or supplemented;

(ii)	A copy of each proxy statement that Tennenbaum receives regarding Client securities;

(iii)	Voting Results for each Client;

(iv)	A copy of any document created by Tennenbaum that was material to making a decision on how to vote proxies on behalf of a Client;

(v)	A copy of each written Client’s request for information on how Tennenbaum voted proxies on behalf of the Client and Tennenbaum’s response thereto;

(vi)	Communications to Client respecting Conflicts of Interest; and

(vii)	All written reports arising from annual reviews of policy function.

The Compliance Officer shall maintain and preserve in his office the foregoing records for a period of not less than five years from the end of Tennenbaum’ fiscal year during which the last entry was made on the record the first two years in an appropriate office of Tennenbaum. The Compliance Officer may use the Securities and Exchange Commission’s EDGAR database for the items referred to in item (ii) above, and the Investment Committee may authorize the Compliance Officer to engage one or more service providers to perform any portion of this recordkeeping function provided (1) the function is performed in compliance with applicable governmental regulations and (2) each service provider provides a written undertaking to furnish the records to Tennenbaum promptly upon request.

Adopted by SVOF June 18, 2004
Adopted by SVEF August 19, 2004
Adopted by SVCF and SVCP July 18, 2006
Adopted by TOFV and TOPV September 29, 2006

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

(a) (1)  The five persons with the most significant responsibility for the day-to-day management of the Registrant’s portfolio are Mark K. Holdsworth, Michael E. Leitner, Howard M. Levkowitz, Richard E. Spencer II, and Michael E. Tennenbaum (together, the “Portfolio Managers”). The titles, business experience, and length of service of Messrs. Holdsworth, Leitner, Levkowitz, and Tennenbaum (together, the “TCP Portfolio Managers”) are included in the “Directors and Officers” section of the Annual Shareholder Report in Item 1. The title, business experience, and length of service of Mr. Spencer is as follows:

Mr. Spencer is a Managing Director of Babson Capital Management LLC (“Babson”), the registrant’s co-manager, and is a voting member of the Investment Committee of Tennenbaum Capital Partners, LLC (the “Investment Manager”) as a representative of Babson. Mr. Spencer joined MassMutual, of which Babson is a subsidiary, in 1989. He holds a B.A. in Economics and History from Bucknell University and an M.B.A. from the State University of New York at Buffalo. Mr. Spencer is co-head of the Mezzanine Private Equity Group within Babson and is responsible for the origination, analysis and portfolio management of mezzanine and private equity investments. He is Vice President of MassMutual Corporate Investors, MassMutual Participation Investors and Manager of Mezzco LLC and Mezzco II LLC, the General Partners of Tower Square Capital Partners, L.P. and Tower Square Capital Partners II, L.P., respectively.  Mr. Spencer was transferred from MassMutual Life's Investment Management Department to Babson on January 1, 2000. He is a CFA.

(b) (2)  Each of the Portfolio Managers is also primarily responsible for the day-to-day management of the portfolios of nine other accounts (the “Other TCP Accounts”) managed by the Investment Manager, comprised of five other registered investment companies with combined assets of $3,120.7 million (including one registered investment company with assets of $872.4 million that is consolidated with the Registrant), three other pooled investment vehicles with combined assets of approximately $78.0 million, and one separate account with assets of approximately $1.1 million, each as of December 31, 2006, except that Mr. Spencer is not primarily responsible for the day-to-day management of the aforementioned separate account, one of the aforementioned registered investment companies with assets of $590.6 million, and one of the aforementioned other pooled investment vehicles with assets of approximately $15.8 million, each as of December 31, 2006. The advisory compensation of each of these accounts is based in part on the performance of the account.

Mr. Spencer also has primary responsibility for the day-to-day management of other Babson advisory accounts (together, the “Babson Accounts”), including two registered investment companies with combined assets of approximately $415.7 million, five other pooled investment vehicles with combined assets of approximately $577.3 million, and approximately $1.38 billion of the $58.5 billion general investment account of Massachusetts Mutual Life Insurance Company and C.M. Life Insurance Company managed by Babson. The advisory fee of each of the five aforementioned Babson Accounts that are other pooled investment vehicles is based in part on the performance of the account.

Material conflicts of interest that may arise in connection with the Portfolio Managers’ management of the Registrant’s investments, on the one hand, and the investments of the Other TCP Accounts, on the other, include the following:

The Other TCP Accounts invest in assets eligible for purchase by the Registrant. The investment policies, fee arrangements and other circumstances of the Registrant may vary from those of the Other TCP Accounts. Accordingly, conflicts may arise regarding the allocation of investments or opportunities among the Registrant and the Other TCP Accounts. In general, and except with respect to any of the Other TCP Accounts that are being wound down or are feeder funds of one of the Other TCP Accounts, the Investment Manager and its affiliates will allocate investment opportunities pro rata among the Registrant and the Other TCP Accounts (assuming the investment satisfies the objectives of each) based on the amount of funds each then has available for such investment and under management by the Investment Manager and its affiliates. Investment opportunities in privately placed securities are subject to allocation procedures adopted by the Board of Directors and the terms of any co-investment exemptive order obtained for the Registrant. In certain cases, investment opportunities may be made other than on a pro rata basis. For example, the Registrant may desire to retain an asset at the same time that one or more of the Other TCP Accounts desires to sell it. The Investment Manager and its affiliates intend to allocate investment opportunities to the Registrant and the Other TCP Accounts in a manner that they believe in their judgment and based upon their fiduciary duties to be appropriate given the investment objectives, size of transaction, investable assets, alternative investments potentially available, prior allocations, liquidity, maturity, expected holding period, diversification, lender covenants and other limitations of the Registrant and the Other TCP Accounts. All of the foregoing procedures could in certain circumstances affect adversely the price paid or received by the Registrant or the availability or size of a particular investment purchased or sold by the Registrant.

(a) (3)  Each of the TCP Portfolio Managers except Messrs. Tennenbaum receives a fixed salary from the Investment Manager. Additionally, each of the TCP Portfolio Managers receives fixed periodic distributions from the Investment Manager. Further, each of the TCP Portfolio Managers receives periodic pro rata distributions of the profits of the Investment Manager based on his equity interest therein. Such distributions include performance fees paid to the Investment Manager by the Registrant, the other registered investment companies that pay performance fees, and the separate account. Performance allocations from the other registered investment companies that are limited partnerships (the “LPs”) are paid to the general partner of the LPs (the “General Partner”). Performance allocations from the other pooled investment vehicles are paid to the managing member of each such vehicle (together, the “Managing Members”). Each of the TCP Portfolio Managers receives periodic pro rata distributions of the profits of the Managing Members and the General Partner, based on his equity interests therein. Mr. Leitner does not currently have equity interests in three of the Managing Members. Mr. Tennenbaum receives all distributions from the Investment Manager, the Managing Members, and the General Partner through Tennenbaum & Co., LLC (“TCO”), which holds Mr. Tennenbaum’s equity interest in such entities. Mr. Tennenbaum is the managing member of TCO. Each of the TCP Portfolio Managers is also eligible for a discretionary bonus paid by the Investment Manager based on an assessment by the Investment Manager of the TCP Portfolio Manager’s relative contribution to the Investment Manager’s overall activities. TCO is reimbursed by the Investment Manager, the Registrant, and/or one or more of the Other TCP Accounts for the reasonable business use of a private aircraft. The Investment Manager pays a monthly rental fee to TCO for the use of certain personal property items.

Mr. Spencer is compensated by Babson for his services. His compensation package is comprised of a market-driven base salary, a performance-driven annual bonus, and discretionary long-term incentives. The performance-driven bonus is based on the performance of the Babson Accounts relative to appropriate benchmarks, including with respect to the Lehman Brothers Intermediate U.S. Credit and the S & P Industrial Index, in addition to the Russell 2000 Index and Lehman Brothers U.S. Corporate High Yield Index. Performance of the Babson Accounts are evaluated on a pre-tax basis, and are reviewed over one and three-year periods, with greater emphasis given to the latter. There are other factors that affect bonus awards to a lesser extent, such as client satisfaction, teamwork, the assets under management, and the overall success of Babson. Such factors are considered as a part of the overall annual bonus evaluation process by the management of Babson. Long-term incentives are designed to share with participants the longer-term value created in Babson. Long-term incentives may take the form of deferred cash awards (including deferred cash awards that provide Mr. Spencer with the economic equivalent of a “shareholder” interest in the firm by linking the value of the award to a formula which ties to the value of the business), and/or a deferred cash award or a direct profit sharing interest that results in Mr. Spencer receiving amounts based on the amount of the performance fee paid by such fund. These long-term incentives vest over time and are granted annually, based upon the same criteria used to determine the performance-driven annual bonus detailed above. Because Mr. Spencer is responsible for multiple accounts, he is compensated on the overall performance of the accounts that he manages, rather than a specific account, except for the portion of compensation relating to any performance fee award. Mr. Spencer also receives a percentage of the performance compensation Babson receives for its services to the registered investment companies that are managed by the Investment Manager and co-managed by Babson.

(a) (4)  The dollar range of equity securities in the Registrant beneficially owned by each of the Portfolio Managers at December 31, 2006 is as follows:

Mark K. Holdsworth	Over $1,000,000
Michael E. Leitner	None
Howard M. Levkowitz	Over $1,000,000
Richard E. Spencer II	None
Michael E. Tennenbaum	Over $1,000,000

(c) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s Chief Executive Officer and Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b) None.

ITEM 12. EXHIBITS.

(a) (1)  Code of Ethics referred to in Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a) (2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Special Value Continuation Fund, LLC

By: /s/ Hugh Steven Wilson
Name: Hugh Steven Wilson Title: Chief Executive Officer Date: March 12, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Hugh Steven Wilson
Name: Hugh Steven Wilson Title: Chief Executive Officer Date: March 12, 2007

By: /s/ Peyman S. Ardestani
Name: Peyman S. Ardestani Title: Chief Financial Officer Date: March 12, 2007